UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2012

ALTRA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201 Braintree, Massachusetts 02184

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 917-0600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 16, 2012, Altra Holdings, Inc. (“the Company”) announced certain unaudited financial results for the fourth quarter and full year ended December 31, 2011. A copy of the announcement is attached hereto as Exhibit 99.1, which is incorporated by reference herein. On February 16, 2012, the Company will hold a conference call with investors to discuss unaudited fourth quarter and year end results. The chart presentation to be used during the call is attached hereto as Exhibit 99.2 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	Press release of Altra Holdings, Inc., dated February 16, 2012.

99.2	Charts to be used during the investor conference call on February 16, 2012.

EXHIBIT INDEX

99.1	Press release of Altra Holdings, Inc., dated February 16, 2012.

99.2	Charts to be used during the investor conference call on February 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA HOLDINGS, INC.

/s/ Carl R. Christenson
Name: Carl R. Christenson Title: Chief Executive Officer

Date: February 16, 2012

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